UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2017

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CHARTER FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

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Maryland	001-35870	90-0947148
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1233 O.G. Skinner Drive, West Point, Georgia 31833
(Address of principal executive offices) (Zip code)

(706) 645-1391
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective March 23, 2017, Robert L. Johnson, Chairman and CEO of Charter Financial Corporation ("the Company"), relinquished his title as President of the Company. Mr. Johnson remains Chairman and CEO of the Company. Lee W. Washam, 55, was named President of the Company effective March 23, 2017. These changes were made to reflect Mr. Johnson and Mr. Washam's current responsibilities. Mr. Washam remains President of CharterBank ("the Bank"), the Company's wholly-owned banking subsidiary.
Mr. Washam has been with the Bank since 2000, first serving as Executive Vice President, and now as President. Mr. Washam is not related to any Director or Executive Officer of the Company and is not party to any transactions with the Company that would constitute related party transactions pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER FINANCIAL CORPORATION
(Registrant)

Date:	March 27, 2017	By:	/s/ Curtis R. Kollar
Curtis R. Kollar
Senior Vice President and Chief Financial Officer